UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2012

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3041 W. Pasadena Dr. Boise, Idaho 83705

(Address of principal executive offices)   (Zip Code)

(208) 955-8930

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attached as exhibit 99.1 and furnished for purposes of Regulation FD is an Investor Presentation given by the Company at the North American Veterinary Conference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

   (d)           Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

       99.1         MWI Veterinary Supply, Inc. Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.
Date: January 18, 2012	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

       99.1         MWI Veterinary Supply, Inc. Investor Presentation.